Earnings per share	6 Months Ended
Sep. 30, 2025
Earnings Per Share [Abstract]
Earnings per share
12. Earnings per share:
A reconciliation of the amounts and the numbers used in the calculation of net income attributable to NHI shareholders per share (basic and diluted) is as follows:

	Millions of yen except per share data presented in yen
	Six months ended September 30
	2024	2025
Basic—
Net income attributable to NHI shareholders	¥167,325	¥196,643
Weighted average number of shares outstanding	2,954,723,390	2,955,292,000
Net income attributable to NHI shareholders per share	¥56.63	¥66.54

Diluted—
Net income attributable to NHI shareholders	¥167,209	¥196,543
Weighted average number of shares outstanding	3,063,523,353	3,045,701,918
Net income attributable to NHI shareholders per share	¥54.58	¥64.53

Net income attributable to NHI shareholders was adjusted to reflect the decline in Nomura’s equity share of earnings of subsidiaries and affiliates for the six months ended September 30, 2024 and 2025, arising from options to purchase common stock issued by subsidiaries and affiliates.
The weighted average number of shares used in the calculation of diluted EPS reflects the potential issuance of NHI Shares arising from stock-based compensation plans which grant Stock Acquisition Rights, Restricted Stock Units (“RSUs”) and Performance Share Units (“PSUs”) by the Company and affiliates, which would have minimal impact on EPS for the six months ended September 30, 2024 and 2025.
There were no stock-options and other stock-based compensation plans to purchase NHI shares that had an antidilutive effect for the six months ended September 30, 2025.